UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SANUWAVE Health, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
to be held on:
July 23, 2020
1:00pm Eastern Time
Dear Stockholder:
You are cordially invited to attend our 2020 Annual Meeting of Stockholders of SANUWAVE Health, Inc., a Nevada corporation (“SNWV” or the “Company”), which will be held at 1:00pm (Eastern Time) on July 23, 2020. The Annual Meeting will be a virtual meeting of stockholders conducted online by live audio webcast. You will be able to attend the virtual meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/SNWV2020.
We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement accompanying this notice:
1.	To elect the six director nominees named in the proxy statement to our board of directors (“Proposal 1”);
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”);
3.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware (“Proposal 3”);
4.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock by 250 million shares to 600 million shares (“Proposal 4”);
5.
To grant the board of directors the authority to effect a reverse split of the Company’s outstanding common stock, par value $0.001 per share (the “Common Stock”), at an exchange rate of between 1-for-10 and 1-for-50, with the exact ratio to be determined by the board of directors in its sole discretion (“Proposal 5”);

6.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers (“Proposal 6”);
7.
To hold a non-binding, advisory vote to recommend whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years (“Proposal 7”); and

8.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only stockholders of record as of the close of business on June 26, 2020 are entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Thursday, July 23, 2020 at 1:00pm (Eastern Time) online at
www.virtualshareholdermeeting.com/SNWV2020.
The proxy statement and annual report to stockholders are available at www.proxyvote.com
BY ORDER OF THE BOARD OF DIRECTORS

Kevin A. Richardson, II
Chief Executive Officer
Suwanee, Georgia
June 26, 2020

YOUR VOTE IS IMPORTANT
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote via the Internet or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE & DIRECTOR INDEPENDENCE	9
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	14
Summary Compensation Table for Fiscal Years 2019 and 2018	14
Outstanding Equity Awards at 2019 Fiscal Year End	16
Director Compensation	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
PROPOSAL 3 APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE	21
PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY THREE HUNDRED FIFTY MILLION SHARES TO SEVEN HUNDRED MILION SHARES OF COMMON STOCK	38
PROPOSAL 5 AUTHORIZING THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	40
PROPOSAL 6 ADVISORY VOTE ON EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	46
PROPOSAL 7 ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY	47
VOTE REQUIRED	47
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
ADDITIONAL INFORMATION	49
Stockholder Proposals for the 2021 Annual Meeting	49
Householding of Proxy Materials	49
Other Matters	49
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
APPENDIX E	E-1
i

PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
July 23, 2020
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why are these proxy materials being made available?
On or about June 29, 2020, we will mail to our stockholders of record and beneficial owners a 2020 Notice (“Notice”) and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the proxy materials). We are providing you with these proxy materials because the board of directors of SANUWAVE Health, Inc. (which we refer to in this proxy statement as “we,” “us,” “our,” “SNWV” and the “Company”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournments or postponement thereof, to be held via a live audio webcast on July 23, 2020, at 1:00pm (Eastern Time). You are invited to virtually attend the annual meeting by visiting www.virtualshareholdermeeting.com/SNWV2020 where you will be able to listen to the meeting live, submit questions and vote online. However, you do not need to virtually attend the meeting to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will vote upon the following seven matters scheduled for a vote:
1.	To elect the six director nominees named in the proxy statement to our board of directors (“Board”) (“Proposal 1”);
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”);
3.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware (“Proposal 3”);
4.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock by 250 million shares to 600 million shares (“Proposal 4”);
5.
To grant the Board the authority to effect a reverse split of the Company’s outstanding common stock, par value $0.001 per share (the “Common Stock”), at an exchange rate of between 1-for-10 and 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (“Proposal 5”);

6.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers (“Proposal 6”); and
7.
To hold a non-binding, advisory vote to recommend whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years (“Proposal 7”).

Could other matters be properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the proxy holders appointed by our Board will have the discretion to vote on those matters for you in accordance with their best judgment.
What proxy materials are available on the Internet?
The 2020 Proxy Statement and 2019 Annual Report to Stockholders are available at www.proxyvote.com.

How do I attend the Annual Meeting?
This year’s Annual Meeting will be held entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/SNWV2020. If you are a stockholder of record, you will be asked to provide the control number from your Notice. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
Who can vote at the Annual Meeting?
Stockholders as of the record date for the Annual Meeting, June 26, 2020, are entitled to vote at the Annual Meeting. On each matter to be voted on, you have one vote for each share of common stock you own as of the record date. At the close of business on the record date, there were 302,119,428 shares of the Company’s common stock outstanding and entitled to vote.
How do I vote?
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by proxy to ensure that your vote is counted. You may still attend the Annual Meeting if you have already voted by proxy.
Stockholder of Record: Shares Registered in Your Name
If, on June 26, 2020, your shares were registered directly in your name with our transfer agent, Action Stock Transfer, then you are considered the stockholder of record with respect to those shares.
As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet or by telephone, or, if you request paper proxy materials, by filling out and returning the proxy card.
If you are a stockholder of record, you may:
•
vote by proxy—to vote using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you instruct;

•
vote by Internet—go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 22, 2020 to be counted; or

•
vote via telephone—dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 22, 2020 to be counted.

To determine how you may revoke or change your vote submitted by the telephone, Internet or mail method described above, see the section entitled “How can I change my vote after submitting my proxy?”
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If, on June 26, 2020, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares via live webcast at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual Meeting?
The Board recommends that you vote:
•	FOR each of the six nominees to the Board (Proposal 1);
•	FOR the ratification of the appointment of Marcum LLC as our independent registered public accounting firm for fiscal year ending 2020 (Proposal 2);

•	FOR the approval to reincorporate the Company from the State of Nevada to the State of Delaware (Proposal 3);
•	FOR the approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock (Proposal 4);
•	FOR the grant of authority to the Board to effect a reverse split of the Company’s outstanding common stock (Proposal 5);
•	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 6); and
•	THREE YEARS for the frequency of a non-binding stockholder vote to approve the compensation of our Named Executive Officers (Proposal 7).
What if I return my proxy card directly to the Company, but do not provide voting instructions?
If a signed proxy card is returned to us without any indication of how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of the Board, stated above. For example, if you return a signed proxy card with no indication of your vote on any of the proposals, your votes will be cast “FOR” the election of all nominees for director in Proposal 1, “FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 in Proposal 2, “FOR” the approval to reincorporate the Company from the State of Nevada to the State of Delaware in Proposal 3, “FOR” the approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock in Proposal 4, “FOR” the grant of authority to the Board to effect a reverse split of the Company’s outstanding common stock in Proposal 5, “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers in Proposal 6; and “THREE YEARS” for the frequency of a non-binding stockholder vote to approve the compensation of our Named Executive Officers in Proposal 7. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and may not be counted in determining the number of shares necessary for approval of a proposal. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the meeting.
How can I change my vote after submitting my proxy?
A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting by:
•	delivering to the Corporate Secretary of the Company a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again over the Internet or by telephone; or
•	attending the Annual Meeting and voting online (although attendance at the meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
What is the quorum requirement for the Annual Meeting?
A majority of our outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

What is the vote required for each proposal?
The votes required to approve each proposal are as follows:
•
Proposal 1. Stockholders’ choices for Proposal 1 (Election of Directors) are limited to “for,” “abstain” and “against.” A plurality of the shares of common stock voting in person or by proxy is required to elect each of the six nominees for director under Proposal 1. Under plurality voting, the six nominees receiving the largest number of votes cast (votes “FOR”) will be elected. As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder “against” vote or abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

•
Proposal 2. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the outstanding shares of common stock for approval. Abstentions will have the same effect as a vote “against” Proposal 2, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

•
Proposal 3. The Company’s reincorporation from the State of Nevada to the State of Delaware requires the affirmative vote of the holders of a majority of the outstanding shares of common stock for approval. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 3.

•
Proposal 4. The amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock for approval. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 4.

•
Proposal 5. The grant of authority to the Board to effect a reverse split of the Company’s outstanding common stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock for approval. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 5.

•
Proposal 6. The affirmative vote of a majority of votes cast, whether in person or by proxy, is required to approve, on an advisory basis, the compensation of our named executive officers described under Proposal 6. Abstentions and broker non-votes will have no effect on the outcome of Proposal 6.

•
Proposal 7. The advisory vote on the frequency of future advisory votes to approve executive compensation, the frequency option of one year, two years or three years that receives the highest number of votes cast will be deemed to be the frequency option selected by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the outcome on Proposal 7.

What are “broker non-votes”?
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. These unvoted shares are considered “broker non-votes” with respect to such matters. Broker non-votes are counted for purposes of determining whether a quorum is present. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the election of directors (Proposal 1), to vote on the approval to reincorporate the Company from the State of Nevada to the State of Delaware (Proposal 3), to vote on the approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock (Proposal 4), to vote on the grant for authority to the Board to effect a reverse split of the Company’s outstanding common stock (Proposal 5), to approve, on an advisory basis, the compensation of our named executive officers (Proposal 6) or to vote on the frequency of future advisory votes to approve executive compensation (Proposal 7).
Ratification of the appointment of auditors (Proposal 2) is considered to be a routine matter and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for the ratification of the appointment of auditors. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone, facsimile or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock. We have retained the services of Okapi Partners LLC to assist in the solicitation of proxies for a fee of approximately $8,500 plus reasonable out-of-pocket expenses. We may engage Okapi Partners LLC for additional solicitation work and incur fees greater than $8,500 depending on a variety of factors, including preliminary voting results.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Where can I find the voting results?
The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board currently consists of six directors, each of whom are elected annually. Each director will hold office until the expiration of their term and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Vacancies on the Board may be filled by a majority of the remaining directors, although if such majority is less than a quorum, then the vacancy may be filled by the stockholders. A director elected by the Board or stockholders to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The brief biographies below include information regarding the specific and particular experience, qualifications, attributes or skills of the nominees for director.
Nominees for Director
The six nominees listed below are currently directors of the Company. Each director was recommended to the Nominating and Corporate Governance Committee as a result of professional relationships, except for Mr. Richardson, who was deputized by stockholder Prides Capital Partners LLC to serve as a director. The Board has recommended that each of the six nominees be elected as directors at the Annual Meeting, with terms ending at our 2021 annual meeting. Each nominee has consented to serve as a director if elected, and the Board does not believe that any nominee will be unwilling or unable to serve if elected as a director.
Vote Required
The nominees receiving the largest number of “For” votes cast will be elected.
Proxies submitted to the Company cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of our board of directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF
EACH OF THE SIX NOMINATED DIRECTORS.
INFORMATION REGARDING OUR NOMINEES
The following table sets forth information as of the latest practicable date with respect to our nominees for election to our Board.
Nominee	Age	Director Since
Kevin A. Richardson, II	52	2009
John F. Nemelka	54	2009
Alan L. Rubino	65	2013
A. Michael Stolarski	49	2016
Maj-Britt Kaltoft	57	2017
Thomas Price	65	2020
Kevin A. Richardson, II joined the Company as chairman of the board of directors in October of 2009 and joined SANUWAVE, Inc. as chairman of the board of directors in August of 2005. In November 2012, upon the resignation of the Company’s former President and Chief Executive Officer, Christopher M. Cashman, Mr. Richardson assumed the role of Active Chief Executive Officer, in addition to remaining Chairman of the Board, through the hiring of Mr. Chiarelli in February 2013. In April 2014, Mr. Richardson assumed the role of Co-Chief Executive Officer. When Mr. Chiarelli departed the Company in 2014, Mr. Richardson again assumed the role as Acting Chief Executive Officer. In November 2018, Mr. Richardson was appointed as Chief Executive Officer. Mr. Richardson brings to our board of directors a broad array of financial knowledge for healthcare and other industries. Since 2004, Mr. Richardson served as managing partner of Prides Capital LLC, an investment management firm, until its liquidation in September 2015.

John F. Nemelka joined the Company as a member of the board of directors in October of 2009 and joined SANUWAVE, Inc. as a member of the board of directors in August of 2005. Mr. Nemelka founded NightWatch Capital Advisors, LLC, an investment management business, and serves as its Managing Principal since its incorporation in July 2001. From 1997 to 2000, he was a Principal at Graham Partners, a private investment firm and affiliate of the privately-held Graham Group. From 2000 to 2001, Mr. Nemelka was a Consultant to the Graham Group. Mr. Nemelka brings to our board of directors a diverse background with both financial and operations experience. He holds a B.S. degree in Business Administration from Brigham Young University and an M.B.A. degree from the Wharton School at the University of Pennsylvania.
Alan L. Rubino joined the Company as a member of the board of directors in September of 2013. Mr. Rubino has served as President and Chief Executive Officer of RenovaCare, Inc., a publicly-held biotechnology company, since November 2019. Prior to this, Mr. Rubino served as President and Chief Executive Officer of Emisphere Technologies, Inc. from September 2012 until November 2019. Previously, Mr. Rubino served as the CEO and President of New American Therapeutics, Inc., CEO and President of Akrimax Pharmaceuticals, LLC, and President and COO of Pharmos Corporation. Mr. Rubino has continued to expand upon a highly successful and distinguished career that included Hoffmann-La Roche Inc. where he was a member of the U.S. Executive and Operating Committees and a Securities and Exchange Commission (SEC) corporate officer. During his Roche tenure, he held key executive positions in marketing, sales, business operations, supply chain and human resource management, and was assigned executive committee roles in marketing, project management, and globalization. Mr. Rubino also held senior executive positions at PDI, Inc. and Cardinal Health. He holds a BA in economics from Rutgers University with a minor in biology/chemistry and completed post-graduate educational programs at the University of Lausanne and Harvard Business School. Mr. Rubino serves as a director and compensation committee chairman of Vericel, Inc. and is also on the Rutgers University Business School Board of Advisors. Mr. Rubino brings to our Board of Directors significant leadership experience in the life sciences industry in a wide range of positions, including positions focused on sales and marketing and SEC matters.
A. Michael Stolarski joined the Company as a member of the board of directors in April 2016. Mr. Stolarski founded Premier Shockwave, Inc. in October 2008 and has since served as its President & CEO. From 2005 to 2008, Mr. Stolarski was the Vice President of Business Development and, previously, Acting CFO of SANUWAVE, Inc. From 2001 to 2005, he was the President – Orthopedic Division and Vice President of Finance for HealthTronics Surgical Services, Inc. From 1994 to 2001, he was the CFO and Controller of the Lithotripsy Division, Internal Auditor, and Paralegal of Integrated Health Services, Inc. Mr. Stolarski brings to our board an in-depth understanding of the orthopedic and podiatric shock wave market. In addition to being a Certified Public Accountant in the state of Maryland (inactive), he holds a M.S. in Finance from Loyola College, Baltimore a B.S. in Accounting and a B.S. in Finance from the University of Maryland, College Park.
Dr. Maj-Britt Kaltoft joined the Company as a member of the board of directors in June 2017. Since January 2017, Dr. Kaltoft heads the business development, sales and patent functions at the Danish State Serum Institute, an institution under the Danish Ministry of Health. During 2011 to 2017, she was Vice President Corporate Alliance Management and Licensing Director Business Development with Novo Nordisk headquartered in Bagsvaerd, Denmark. She has obtained outstanding results in the areas of business development, licensing and alliance management in the pharmaceutical and biotech industry with Lundbeck, Nycomed, and EffRx. Dr. Kaltoft brings 20 years of international specialization in development and successful execution of business development strategies, contractual structures and alliance management within all sectors of the life science industry.

Dr. Thomas Price joined the Company as a member of the board of directors in February 2020. Dr. Price holds Bachelor’s and Doctor of Medicine degrees from the University of Michigan and completed his residency in orthopedic surgery at Emory University in Atlanta. He entered private practice in 1984 and returned to Emory as an assistant professor of orthopedic surgery in 2002. He was director of the orthopedic clinic at Atlanta’s Grady Memorial Hospital. Dr. Price’s political career began as a Member of the Georgia Senate from the 56th district from 1996 to 2005, he was the minority Whip from 1998 to 2002, and the Majority leader of the Georgia Senate from 2002 to 2003. He served in the US House of Representatives from Georgia’s 6th district from 2005 to 2017, during which time he served as Chair of the House Budget Committee from 2015 to 2017. In February 2017, he was confirmed by the Senate as the United States Secretary of Health and Human Services (HHS) and remained in that position until September 2017. Currently, Dr. Price serves on the boards of several privately held health care companies and non-profits as well as consulting and advising companies. Dr. Price’s extensive experience in public service and medical practice brings a perspective that shall greatly enhance the profile and value of our Board.
There are no familial or special relationships between any director nominee or executive officer and any other director nominee or executive officer. There are no arrangements or understandings between any director nominee or executive officer and any other person pursuant to which he or she has been or will be selected as our director and/or executive officer.

CORPORATE GOVERNANCE & DIRECTOR INDEPENDENCE
Independence of the Board of Directors
We follow the independence guidelines set forth by the Nasdaq Stock Market (“Nasdaq”) listing rules. As required under the Nasdaq listing rules, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing rules of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. John F. Nemelka, Mr. Alan L. Rubino, Dr. Maj-Britt Kaltoft and Dr. Thomas Price.
In making these independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of our directors are or have been affiliated, the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board determined that none of these directors or nominees for director had a material or other disqualifying relationship with the Company
Mr. Richardson, our Chief Executive Officer, is not an independent director by virtue of his current employment with the Company. Mr. Stolarski is not an independent director by virtue of the transactions entered into by and between the Company and Mr. Stolarski (or his affiliated entities).
Board Leadership Structure
The Board elects the Company’s chief executive officer and its chairman, and each of these positions may be held by the same person or may be held by two persons. The chairman’s primary responsibilities are to manage the Board and serve as the primary liaison between the Board and the chief executive officer, while the primary responsibility of the chief executive officer is to manage the day-to-day affairs of the Company, taking into account the policies and directions of the Board. Such an arrangement promotes more open and robust communication among the Board, and provides an efficient decision making process with proper independent oversight. The Board has determined that it is currently in the best interest of the Company and its stockholders to combine the roles of chairman of the board and chief executive officer.
The Company believes, however, that there is no single leadership structure that is the best and most effective in all circumstances and at all times. Accordingly, the Board retains the authority to later combine these roles if doing so would be in the best interests of the Company and its stockholders.
Board’s Role in Risk Oversight
While the Company’s management is responsible for the day-to-day management of risk to the Company, the Board has broad oversight responsibility for the Company’s risk management programs. The various committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the audit committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accountants the Company’s policies with respect to risk assessment and risk management. The compensation committee is responsible for considering those risks that may be implicated by the Company’s compensation programs and reviews those risks with the Board and chief executive officer.
Board Meetings
The Board held a total of 3 meetings during the fiscal year ended December 31, 2019 (“fiscal 2019”) and our independent directors met in regularly scheduled executive sessions presided over by our Lead Independent Director. During fiscal 2019, all of our incumbent directors attended at least 75% of the total meetings of the

Board and of the committees on which they served during the period for which they were a director or committee member. We do not have a policy that requires our directors to attend the annual meeting of stockholders.
Committee Composition and Meetings
In fiscal 2019, the Board had the following standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. All Board committees are composed of independent directors. Committee membership and the number of meetings each committee held in fiscal 2019 are as follows:
Directors	Audit Committee(2)	Compensation Committee(2)	Nominating and Corporate Governance Committee(2)
John F. Nemelka(1)	Chair		Member
Kevin A. Richardson, II
A. Michael Stolarski
Alan L. Rubino	Member	Chair	Member
Maj-Britt Kaltoft		Member	Chair
Thomas Price(3)	Member	Member
Number of Meetings in Fiscal 2019	4	2	10
(1)	Designated by the Board as an “audit committee financial expert.”
(2)	Committee members had various informal meetings in fiscal 2019.
(3)	Mr. Price was appointed to the Board on February 6, 2020.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. Below is a description of each committee of the Board.
Audit Committee
The current members of the Company’s audit committee are John F. Nemelka (Chairperson), Alan Rubino and Thomas Price, all determined to be independent directors, pursuant to the rules of the SEC and Nasdaq. Mr. Nemelka, who chairs the committee, has been determined by the Board to be an audit committee financial expert as defined pursuant to the rules of the SEC.
The audit committee operates under a written charter adopted by the Board which is available on the Company’s website at www.sanuwave.com. The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the Board. Among other things, the audit committee is responsible for overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements, reviewing and discussing with the independent auditors the critical accounting policies and practices for the Company, engaging in discussions with management and the independent auditors to assess risk for the Company and management thereof, and reviewing with management the effectiveness of the Company’s internal controls and disclosure controls and procedures. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, currently Marcum LLP, including the resolution of disagreements, if any, between management and the auditors regarding financial reporting. In addition, the audit committee is responsible for reviewing and approving any related party transaction that is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.
Compensation Committee
The current members of the Company’s compensation committee are Alan L. Rubino (Chairperson), Thomas Price and Maj-Britt Kaltoft, who are all independent directors, pursuant to the rules of the SEC and Nasdaq. The primary purpose of the compensation committee is to discharge the responsibilities of the Board relating to compensation of the Company’s executive officers.
The compensation committee operates under a written charter adopted by the Board which is available on the Company’s website at www.sanuwave.com. Specific responsibilities of the compensation committee include reviewing and recommending approval of compensation of the Company’s named executive officers, administering the Company’s stock incentive plan, and reviewing and making recommendations to the Board with respect to incentive compensation and equity plans.
Nominating and Corporate Governance Committee
The current members of the Company’s nominating and corporate governance committee are Maj-Britt Kaltoft (Chairperson), John F. Nemelka, and Alan L. Rubino, who are all independent directors, pursuant to the rules of the SEC and Nasdaq.
The nominating and corporate governance committee operates under a written charter adopted by the Board which is available on the Company’s website at www.sanuwave.com. Specific responsibilities of the nominating and corporate governance committee include: identifying and recommending nominees for election to the Board; developing and recommending to the board of directors the Company’s corporate governance principles; overseeing the evaluation of the Board; and reviewing and approving compensation for non-employee members of the Board.
The nominating and corporate governance committee’s charter outlines how the nominating and corporate governance committee fulfills its responsibilities for assessing the qualifications and effectiveness of the current Board members, assessing the needs for future Board members, identifying individuals qualified to become members of the Board and its committees, and recommending candidates for the Board’s selection as director nominees for election at the next annual or other properly convened meeting of stockholders.
Director Qualifications and Board Composition Selection Criteria
In accordance with its charter and the procedures set forth in our Bylaws, the nominating and corporate governance committee will consider candidates submitted by the Company’s stockholders, as well as candidates recommended by directors and management, for nomination to our Board. The nominating and corporate governance committee considers qualifications, among others, of each director candidate in relation to overall Board composition:
(1)	independence,
(2)	diversity (including age, skills, background, gender, race and experience),
(3)	personal integrity and judgment,
(4)	prominence in their profession,
(5)	concern for the interest of the Company’s stockholders,
(6)	the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment of the Company,
(7)	business experience, and
(8)	personal skills and expertise in technology, finance, marketing, business, financial reporting and other areas that are expected to contribute to an effective board.

Stockholder Communications with the Board of Directors
The Board has implemented a process for stockholders to send communications to the Board. Stockholders who wish to communicate directly with the Board or any particular director should deliver any such communications in writing to the Secretary of the Company.
SANUWAVE Health, Inc.
ATTN: Secretary
3360 Martin Farm Road, Suite 100, Suwanee, Georgia 30024
Phone: (770) 419-7525
Fax: (770) 419-8634
The Secretary will compile any communications they receive from stockholders and deliver them periodically to the Board or the specific directors requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the stockholder.
Code of Conduct and Ethics
It is the Company’s policy to conduct its affairs in accordance with all applicable laws, rules and regulations of the jurisdictions in which it does business. The Company has adopted a code of business conduct and ethics with policies and procedures that apply to all associates (all employees are encompassed by this term, including associates who are officers) and directors, including the chief executive officer, chief financial officer, controller, and persons performing similar functions.
The Company has made the code of business conduct and ethics available on its website at www.sanuwave.com. If any substantive amendments to the code of business conduct and ethics are made or any waivers are granted, including any implicit waiver, the Company will disclose the nature of such amendment or waiver on its website or in a report on Form 8-K.

EXECUTIVE OFFICERS
Below are the names and certain information regarding the Company’s executive officers. Biographical information for our Chairman and Chief Executive Officer Mr. Richardson is included above with the Director biographies under the caption “Information Regarding our Nominees.”
Nominee	Age	Position
Kevin A. Richardson, II	52	Chairman and Chief Executive Officer
Lisa E. Sundstrom	50	Chief Financial Officer
Peter Stegagno	60	Chief Operating Officer
Iulian Cioanta, PhD	57	Chief Science and Technology Officer
Lisa E. Sundstrom joined the Company as Controller in October of 2006, and in August of 2015, assumed the responsibilities of Interim Chief Financial Officer. In December 2015, Ms. Sundstrom was promoted to Chief Financial Officer. Ms. Sundstrom has extensive financial accounting experience with Automatic Data Processing (ADP) and Mitsubishi Consumer Electronics. She began her career with a small public accounting firm, Carnevale & Co., P.C., was Senior Accountant at Mitsubishi Consumer Electronics responsible for the close process and was Accounting Manager for the Benefit Services division of ADP and assisted in the documentation of internal controls for Sarbanes-Oxley compliance. Ms. Sundstrom holds a Bachelor of Science in Accounting from the State University of New York at Geneseo.
Peter Stegagno joined the Company as Vice President, Operations in March 2006. Mr. Stegagno brings to the Company sixteen years of experience in the medical device market encompassing manufacturing, design and development, quality assurance and international and domestic regulatory affairs. He most recently served as Vice President of Quality and Regulatory Affairs for Elekta, and other medical device companies including Genzyme Biosurgery. Before focusing on the medical field, Mr. Stegagno enjoyed a successful career encompassing production roles in the space industry, including avionics guidance systems for military applications and control computers for the space shuttle. Mr. Stegagno graduated from Tufts University with a Bachelor of Science degree in Chemical Engineering.
Iulian Cioanta, PhD joined the Company in June 2007 as Vice President of Research and Development. Dr. Cioanta most recently served as Business Unit Manager with Cordis Endovascular, a Johnson & Johnson company. Prior to that, Dr. Cioanta worked as Director of Development Engineering with Kensey Nash Corporation, Research Manager at ArgoMed Inc. and Project Manager and Scientist with the Institute for the Design of Research Apparatus. Dr. Cioanta also worked in academia at Polytechnic University of Bucharest in Romania, Leicester University in the United Kingdom and Duke University in the United States. Dr. Cioanta received a Master of Science degree in Mechanical Engineering and Technology form the Polytechnic University of Bucharest and he earned his PhD degree in Biomedical Engineering from Duke University in the field of extracorporeal shock wave lithotripsy.

EXECUTIVE COMPENSATION
Our named executive officers for the fiscal year ended December 31, 2019 were as follows:
•	Kevin A. Richardson, II, Chairman and Chief Executive Officer;
•	Shri P. Parikh, President, Healthcare(1); and
•	Peter Stegagno, Chief Operating Officer.
(1)	Mr. Parikh was named President, Healthcare of the Company effective May 31, 2018. On May 14, 2020, Mr. Parikh notified the Company of his decision to resign effective June 30, 2020.
Summary Compensation Table for Fiscal Years 2019 and 2018
The following table provides certain information concerning compensation earned for services rendered in all capacities by our named executive officers during the fiscal years ended December 31, 2019 and 2018.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Kevin A. Richardson, II Chairman of the Board and Chief Executive Officer (principal executive officer)	2019	401,619(1)	6,500	31,288	439,407
	2018	275,000(2)	226,600	2,459	504,059

Shri P. Parikh(5) President, Healthcare	2019	311,000	6,500	30,960	348,460
	2018	182,496	206,000	10,702	399,198

Peter Stegagno Chief Operating Officer	2019	231,295	6,500	21,519	259,314
	2018	200,000	154,500	15,142	369,642
(1)
Amounts reflect (i) the salary guaranteed by Mr. Richardson’s employment agreement with the Company and (ii) an aggregate amount of $40,000 for fees earned or paid in cash for Mr. Richardson’s service as a director in fiscal 2019 (which aggregate amount is also reflected in the Director Compensation Table, below).

(2)
On November 30, 2018, Mr. Richardson was named Chief Executive Officer of the Company. Amounts reflect (i) the salary guaranteed by Mr. Richardson’s employment agreement with the Company and (ii) an aggregate amount of $40,000 for fees earned or paid in cash for Mr. Richardson’s service as a director in fiscal 2018.

(3)
Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock or option award in the respective fiscal year, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(4)	Includes health, dental, life and disability insurance premiums and 401(k) matching contributions.
(5)
Mr. Parikh was named President, Healthcare of the Company effective May 31, 2018. Mr. Parikh was named President, Healthcare of the Company effective May 31, 2018. On May 14, 2020, Mr. Parikh notified the Company of his decision to resign effective June 30, 2020.

Employment Agreements
On November 30, 2018, in connection with his promotion to Chief Executive Officer, the Company entered into an employment agreement with Mr. Richardson. Pursuant to the Agreement, Mr. Richardson is entitled to an annual base salary of $350,000, with the right to change the salary based on performance reviews and recommendations from the compensation committee of the Board. Mr. Richardson is also eligible to earn an annual bonus award of up to one hundred percent of his annual salary based on the achievement of certain performance goals established by the Board. The agreement also provides that Mr. Richardson is entitled to participate in the Company’s employee benefit plans. The agreement contains a covenant not to compete, which covers the term of employment and two years thereafter, and a confidentiality provision, which is indefinite. The agreement’s term continues until December 31, 2019. At the expiration of the Agreement, the Agreement shall continue in full force and effect from year-to-year until terminated at the written option of either party no later than 30 days prior to the annual renewal date of January 1.
On April 15, 2018, the Company entered into an employment agreement with Mr. Parikh in connection with his hiring as President, Healthcare of the Company. Pursuant to the agreement, Mr. Parikh is entitled to an annual base salary of $311,000, with a performance and compensation review to occur not less often than annually, at which time his compensation may be adjusted as determined by the Board. Per the agreement, Mr. Parikh is also entitled to participate in the Company’s employee benefit plans (other than annual bonus and incentive plans). The agreement contains an agreement not to compete, which covers the term of employment and two years thereafter, and a confidentiality provision, which is indefinite.
As previously disclosed, on May 14, 2020, Mr. Parikh notified the Board of his decision to step down from his role as President, Healthcare of the Company, effective as of June 30, 2020. Pursuant to the separation agreement entered into between Mr. Parikh and the Company on May 14, 2020, Mr. Parikh is guaranteed (i) payment of his base salary through June 30, 2020, or such earlier date as is mutually agreed to by Mr. Parikh and the Company, as well as be eligible to continue to participate in the Company’s group medical plans; and (ii) a one-time severance payment of $150,000. The separation agreement further provides that Mr. Parikh will serve the Company as an advisor for an initial term of twelve months, which term shall be renewable, yearly, by mutual agreement of the Company and Mr. Parikh. In connection with this position, Mr. Parikh will continue to be eligible to participate in the Stock Incentive Plan.
Stock Incentive Plan
On October 24, 2006, SANUWAVE, Inc.’s board of directors adopted the 2006 Stock Incentive Plan of SANUWAVE, Inc. (the “2006 Plan”). On November 1, 2010, the Company approved the Amended and Restated 2006 Stock Incentive Plan of SANUWAVE Health, Inc. effective as of January 1, 2010 (previously defined as the “Stock Incentive Plan”). The Stock Incentive Plan permits grants of awards to selected employees, directors and advisors of the Company in the form of restricted stock or options to purchase shares of common stock. Options granted may include nonstatutory options as well as qualified incentive stock options. The Stock Incentive Plan is currently administered by the Board. The Stock Incentive Plan gives broad powers to the Board of the Company to administer and interpret the particular form and conditions of each option. The stock options granted under the Stock Incentive Plan are nonstatutory options which vest over a period of up to three years and have a maximum ten year term. The options are granted at an exercise price equal to the fair market value of the common stock on the date of the grant which is approved by the Board. The Stock Incentive Plan had 35,000,000 shares of common stock reserved for grant at December 31, 2019.
The terms of the options granted under the Stock Incentive Plan expire as determined by individual option agreements (or on the tenth anniversary of the grant date), unless terminated earlier, on the first to occur of the following: (1) the date on which the participant’s service with the Company is terminated by the Company for cause; (2) 60 days after the participant’s death; or (3) 60 days after the termination of the participant’s service with the Company for any reason other than cause or the participant’s death; provided that, if during any part of such 60 day period the option is not exercisable solely because of specified securities law restrictions, the option will not expire until the earlier of the expiration date or until it has been exercisable for an aggregate period of 60 days after the termination of the participant’s service with the Company. The options vest as provided for in each individual’s option agreement and the exercise prices for the options are determined by the Board at the time the option is granted; provided that the exercise price shall in no event be less than the fair market value per share of the Company’s common stock on the grant date. In the event of any change in the common stock underlying the options, by reason of any merger or exchange of shares of common stock, the Board shall make such substitution or adjustment as it deems to be equitable to (1) the class and number of shares underlying such option, (2) the exercise price applicable to such option, or (3) any other affected terms of such option.
In the event of a change of control, unless specifically modified by an individual option agreement: (1) all options outstanding as of the date of such change of control will become fully vested; and (2) notwithstanding (1) above, in the event of a merger or share exchange, the Board may, in its sole discretion, determine that any or all options granted pursuant to the Stock Incentive Plan will not vest on an accelerated basis if the Board, the surviving corporation or the acquiring corporation, as the case may be, has taken such action that in the opinion of the Board is equitable or appropriate to protect the rights and interests of the participants under the Stock Incentive Plan.
On December 31, 2019, there were 2,028,281 shares of common stock available for grant under the Stock Incentive Plan. For the years ended December 31, 2019 and 2018, there were 250,000 and 6,350,000 options, respectively, granted to the Company’s executive officers under the Stock Incentive Plan.

Compensation Policies
Clawback and Recovery Policy
Currently, we have not implemented a compensation recovery policy. We intend to adopt a general compensation recovery policy covering our short- and long-term incentive award plans and arrangements once the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Anti-hedging
Currently, we have not implemented a policy that prohibits short sales, hedging and similar transactions designed to decrease the risks associated with holding the Company’s securities, pledging the Company’s securities as collateral for loans, or transactions involving derivative securities relating to our common stock.
Outstanding Equity Awards at 2019 Fiscal Year End
The following table provides certain information concerning the outstanding equity awards for each named executive officer as of December 31, 2019.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options/ Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options/ Warrants (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option/ Warrant Exercise Price ($)	Option/ Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kevin A. Richardson, II Chairman of the Board and Chief Executive Officer (principal executive officer)	115,000(1)	—	—	0.35	02/21/2023	—	—	—	—
	452,381(3)	—	—	0.11	10/1/2025	—	—	—	—
	297,619(3)	—	—	0.06	10/1/2025	—	—	—	—
	700,000(4)	—	—	0.04	6/16/2026	—	—	—	—
	594,300(5)	—	—	0.18	11/9/2026	—	—	—	—
	900,000(6)	—	—	0.11	6/14/2027	—	—	—	—
	1,100,000(7)	—	—	0.21	9/20/2028	—	—	—	—
	50,000(9)	—	—	0.15	8/26/2029	—	—	—	—
Shri Parikh. President, Healthcare	2,000,000(8)	—	—	0.42	5/31/2028	—	—	—	—
	1,000,000(7)	—	—	0.21	9/20/2028	—	—	—	—
	50,000(9)	—	—	0.15	8/26/2029	—	—	—	—
Peter Stegagno Chief Operating Officer	333,644(1)	—	—	0.35	02/21/2023	—	—	—	—
	50,000(2)	—	—	0.55	5/7/2024	—	—	—	—
	301,587(3)	—	—	0.11	10/1/2025	—	—	—	—
	198,413(3)	—	—	0.06	10/1/2025	—	—	—	—
	500,000(4)	—	—	0.04	6/16/2026	—	—	—	—
	424,500(5)	—	—	0.18	11/9/2026	—	—	—	—
	600,000(6)	—	—	0.11	6/14/2027	—	—	—	—
	750,000(7)	—	—	0.21	9/20/2028	—	—	—	—
	50,000(9)	—	—	0.15	8/26/2029	—	—	—	—
(1)
On February 21, 2013, the Company, by mutual agreement with all active employees and directors of the Company, cancelled options granted to the active employees and directors in the year ended December 31, 2011 and prior. In exchange for these options, the active employees and directors received new options to purchase shares of common stock at an exercise price of $0.35 per share. The Company cancelled all options, which were previously granted to Messrs. Richardson and Stegagno. The Company granted Mr. Richardson 115,000 options and Mr. Stegagno 333,644 options on February 21, 2013, which vest one-third at grant date, one-third on February 21, 2014 and one-third on February 21, 2015.

(2)	The Company granted Mr. Stegagno 50,000 options on May 7, 2014, which vest one-third at grant date, one-third on May 7, 2015 and one-third on May 7, 2016.
(3)	The Company granted Mr. Richardson 750,000 options and Mr. Stegagno 500,000 options on October 1, 2015, which vest at grant date.
(4)	The Company granted Mr. Richardson 700,000 options and Mr. Stegagno 500,000 options on June 16, 2016, which vest at grant date.
(5)	The Company granted Mr. Richardson 594,300 options and Mr. Stegagno 424,500 options on November 9, 2016, which vest at grant date.
(6)	The Company granted Mr. Richardson 900,000 options and Mr. Stegagno 600,000 options on June 15, 2017, which vest at grant date.
(7)	The Company granted Mr. Richardson 1,100,000 options, Mr. Parikh 1,000,000 options and Mr. Stegagno 750,000 options on September 20, 2018, which vest at grant date.
(8)	The Company granted Mr. Parikh 2,000,000 options on May 31, 2018, which vest at grant date.
(9)	The Company granted 50,000 options each to Mr. Richardson, Mr. Parikh and Mr. Stegagno on August 26, 2019, which vest at grant date.
Director Compensation
The following table provides certain information concerning compensation for each director during the fiscal year ended December 31, 2019.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Kevin A. Richardson, II(1)	40,000	—	40,000
John F. Nemelka	40,000	6,500	46,500
Alan L. Rubino	40,000	6,500	46,500
A. Michael Stolarski	40,000	6,500	46,500
Maj-Britt Kaltoft	40,000	6,500	46,500
(1)
Mr. Richardson has been the Company’s Chairman of the Board since the Company’s inception. On November 30, 2018, Mr. Richardson was named Chief Executive Officer of the Company. We continue to compensate Mr. Richardson as a director and as an executive officer.

(2)
On August 26, 2019, the Company issued an option to purchase 50,000 shares of the Company’s common stock at $0.15 per share to non-employee directors John F. Nemelka, Alan L. Rubino, A. Michael Stolarski and Maj-Britt Kaltoft. The following are the aggregate number of option awards outstanding that have been granted to each of directors as of December 31, 2019: Kevin A. Richardson, II – 4,209,300, John F. Nemelka – 1,434,800, Alan L. Rubino – 1,419,800, A. Michael Stolarski – 1,069,800 and Maj-Britt Kaltoft – 700,000.

Discussion of Director Compensation
The Company compensates its directors at an annual rate of $40,000 each. There is no additional compensation for membership or chairmanship on a Board committee.
Securities Authorized for Issuance under Equity Compensation Plans
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$0.00	—
Equity compensation plans not approved by security holders	34,303,385	$0.28	2,028,281
Total	34,303,385	$0.28	2,028,281

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of March 25, 2020, with respect to the beneficial ownership of the Company’s outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s named executive officers and directors, and (iii) the Company’s directors and executive officers as a group.
Name of Beneficial Owner(1)	Number of Shares Percent of Beneficially Owned	Shares Outstanding(2)
A. Michael Stolarski(3)	18,354,290	6.1%
Kevin A. Richardson II(4)	13,545,993	4.6%
Peter Stegagno(5)	3,968,007	1.3%
Shri Parikh(6)	4,050,000	1.3%
Iulian Cioanta(7)	3,186,146	1.1%
Lisa E. Sundstrom(8)	2,914,500	1.0%
John F. Nemelka(9)	1,446,055	0.5%
Alan Rubino(10)	1,419,800	0.5%
Maj-Britt Kaltoft(11)	700,000	0.2%
Thomas Price(12)	200,000	0.1%
All directors and executive officers as a group (10 persons)	49,784,791	16.7%
(1)	Unless otherwise noted, each beneficial owner has the same address as the Company.
(2)
Applicable percentage ownership is based on 297,340,200 shares of common stock outstanding as of March 25, 2020. “Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within 60 days of March 25, 2020. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act.

(3)	Includes options to purchase up to 1,069,800 shares of common stock.
(4)
Includes options to purchase up to 4,209,300 shares of common stock. In addition, this amount includes 1,324,723 shares of common stock owned directly by Prides Capital Fund I, L.P. Prides Capital Partners LLC is the general partner of Prides Capital Fund I, L.P. Mr. Richardson is the controlling shareholder of Prides Capital Partners LLC; therefore, under certain provisions of the Exchange Act, he may be deemed to be the beneficial owner of such securities. Mr. Richardson has also been deputized by Prides Capital Partners LLC to serve on the Bboard. Mr. Richardson disclaims beneficial ownership of all such securities except to the extent of any indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) therein.

(5)	Consists of options to purchase up to 3,208,144 shares of common stock.
(6)	Includes options to purchase up to 3,050,000 shares of common stock.
(7)	Consists of options to purchase up to 3,170,741 shares of common stock.
(8)	Consists of options to purchase up to 2,914,500 shares of common stock.
(9)	Includes options to purchase up to 1,434,800 shares of common stock.
(10)	Includes options to purchase up to 1,419,800 shares of common stock.
(11)	Includes options to purchase up to 700,000 shares of common stock.
(12)	Includes options to purchase up to 200,000 shares of common stock.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
The audit committee has appointed Marcum LLP (“Marcum”) as the Company’s principal independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for fiscal 2020. The audit committee has decided to submit its selection of independent audit firm to stockholders for ratification. In the event that this appointment of Marcum is not ratified by a majority of votes cast, whether in person or by proxy, the audit committee will review its future selection of Marcum as the Company’s independent registered public accounting firm.
The audit committee first approved Marcum as our independent auditors in fiscal 2018.
Representatives of Marcum are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.
Principal Accountant Fees and Services
The Company’s audit committee regularly reviews the services and fees from Marcum. In accordance with SEC and Nasdaq regulations, Marcum periodically rotates the individuals who are responsible for the Company’s audit.
In addition to performing the audit of the Company’s consolidated financial statements, Marcum provided various other services during fiscal 2018 and fiscal 2019 related to tax compliance, tax advice and tax planning. The Company’s audit committee has determined that Marcum’s provision of these services does not impair Marcum’s independence with respect to the Company.
The aggregate fees billed for fiscal 2018 and fiscal 2019 for each of the following categories of services are as follows (Marcum LLP became our principal accountant on October 26, 2018, replacing Cherry Bekaert, LLP):
Fees Billed to the Company	Fiscal 2018	Fiscal 2019
Audit fees(1)	$186,000	$184,000
Audit related fees	—	—
Tax fees(2)	18,000	18,000
All other fees	—	—
Total	$204,000	$202,000
(1)
Includes fees for the annual audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings and consents related to capital markets transactions and engagements for those fiscal years.

(2)	Includes fees for tax compliance, tax advice and tax planning services for those fiscal years.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Board must pre-approve all audits and permitted non-audit services to be provided by our principal independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Board approves the retention of the independent auditor to audit our consolidated financial statements, including the associated fee. At this time, the Board evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. The Audit Committee has determined that the rendering of services other than audit services by Marcum is compatible with maintaining the firm’s independence.
Required Vote
Ratification of the appointment of Marcum LLC as our independent registered public accounting firm for the fiscal year ended December 31, 2020 requires the affirmative vote of the majority of votes cast.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2,
THE RATIFICATION OF APPOINTMENT OF MARCUM LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020.

Report of the Audit Committee
The information contained in the following report of the Company’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.
The audit committee oversees the accounting and financial reporting processes of the Company on behalf of the board of directors. Management has primary responsibility for the Company’s financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The audit committee's responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal controls over financial reporting, and the audits of the consolidated financial statements of the Company.
During the course of 2019 and the first quarter of 2020, the audit committee met and held discussions with management and the independent auditors. In the discussions related to the Company’s consolidated financial statements for fiscal year 2019, management represented to the audit committee that such consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. The audit committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2019.
In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by the PCAOB and SEC. In addition, the audit committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and the audit committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the audit committee also considered whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year 2019 were compatible with maintaining the independent auditors’ independence. The audit committee’s policy requires that the audit committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.
Based upon the audit committee’s discussions with management and the independent auditors and the audit committee's review of the representations of management and the written disclosures and letter of the independent auditors provided to the audit committee, the audit committee recommended to the board of directors that the audited consolidated financial statements for the year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.
The Audit Committee

John F. Nemelka (Chair) Alan Rubino Thomas Price

March 26, 2020

PROPOSAL 3
APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO
THE STATE OF DELAWARE
For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of the Company and our stockholders to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our Company. For purposes of the discussion below, we, before and after the Reincorporation, are sometimes referred to as “SNWV-Nevada” and “SNWV-Delaware,” respectively.
Summary
The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:
•	The affairs of the Company will cease to be governed by the corporate laws of the state of Nevada and will become subject to the corporate laws of the state of Delaware.
•
Following the Reincorporation, the resulting entity (“SNWV-Delaware”) will be the same entity as currently incorporated in the state of Nevada (“SNWV-Nevada”) and will continue with all of the rights, privileges and powers of SNWV-Nevada, will possess all of the properties of SNWV-Nevada, will continue with all of the debts, liabilities and obligations of SNWV-Nevada and will continue with the same officers and directors of SNWV-Nevada, as further described below.

•
If and when the Reincorporation becomes effective, all of the issued and outstanding shares of Common Stock of SNWV-Nevada will be automatically converted into issued and outstanding shares of common stock of SNWV-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the SNWV-Delaware common stock on the date they acquired their shares of SNWV-Nevada common stock.

•	The common stock of SNWV-Delaware will continue to be quoted on the OTCQB with the same trading symbol “SNWV”.
•
Following the Reincorporation, all of our employee benefit and incentive plans will become SNWV-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of SNWV-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Plan of Conversion
To accomplish the reincorporation, the Board has adopted a plan of conversion (the “Plan of Conversion”), substantially in the form attached hereto as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).
Assuming our stockholders approve this Proposal 3, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Articles of Conversion”) and (2) the Secretary of State of the State of Delaware (i) a certificate of conversion, substantially in the form attached hereto as Appendix C (the “Certificate of Conversion) and (ii) a certificate of incorporation, substantially in the form attached hereto as Appendix D (the “Delaware Certificate”). In addition, if and when the Board effects the

Reincorporation, the Board will adopt the Bylaws of SNWV-Delaware (the “Delaware Bylaws”), substantially in the form attached hereto as Appendix E. Approval of this Proposal 3 by our stockholders will constitute approval of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate, and the Delaware Bylaws.
Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of our Company and its stockholders. If the Reincorporation is approved by our stockholders, the Reorganization would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the Delaware Certificate.
Reasons for Voting for Approval of the Reincorporation from the State of Nevada to the State of Delaware
The Board has approved the reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including Nevada. The state of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware. Delaware, unlike Nevada, has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate laws and corporate matters, and a substantial body of court decisions has developed construing the DGCL, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. As the owners of SNWV, any benefits provided to us by Delaware law directly benefit our stockholders. For these and other reasons, we believe that the Reincorporation will directly benefit our stockholders.
The Board is not proposing the reincorporation to prevent a change in control of our company and is not aware of any present attempt by any person to acquire control of our company or to obtain representation on the Board.
Why You Should Vote for Reincorporation
Delaware is a nationally recognized leader in adopting and implementing comprehensive, modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).
Further, Delaware courts (including the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware legal precedents. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law enhances the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take actions with a greater assurance as to the validity and consequences of those decisions and actions.
The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.
Additionally, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors, and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of Reincorporation
Apart from being governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, SNWV-Delaware will effectively be the same entity as SNWV-Nevada. By virtue of the Reincorporation, all rights, privileges, and powers of SNWV-Nevada, all property owned by SNWV-Nevada, all debts owed to SNWV-Nevada, and all other causes of action belonging to SNWV-Nevada immediately prior to the Reincorporation will remain vested in SNWV-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of SNWV-Nevada immediately prior to the Reincorporation will remain attached to the SNWV-Delaware following the Reincorporation.
Upon effectiveness of the Reincorporation, all shares of common stock of SNWV-Nevada will automatically be converted into shares of common stock of SNWV-Delaware, without any further action on the part of the stockholders. The Reincorporation will have no effect on the transferability of the shares or the trading of the shares of common stock on the OTCQB under the same trading symbol “SNWV.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of SNWV-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of SNWV-Delaware common stock. The Reincorporation will not change the respective positions of SANUWAVE Health, Inc. or our stockholders under federal securities laws.
Under the Nevada Articles of Incorporation, SNWV-Nevada is authorized to issue up to 350,000,000 shares of Common Stock and up to 5,000,000 shares of preferred stock, par value $0.001 per share. Under our proposed Delaware Certificate of Incorporation, SNWV-Delaware will be authorized to issue a number of shares equal to the number of authorized shares (as divided for common stock and preferred stock) under our Nevada Articles of Incorporation at the time of conversion.
Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of SNWV-Delaware, all of our employee benefit and incentive plans will become SNWV-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of SNWV-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of SNWV-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by SNWV-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of SNWV-Delaware.
SNWV-Nevada stockholders will not be required to exchange their SNWV-Nevada stock certificates for new SNWV-Delaware stock certificates. Following the effective time of the Reincorporation, any SNWV-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for SNWV-Delaware stock certificates. SNWV stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
Effect of Vote for Reincorporation
A vote in favor of the reincorporation is a vote in favor of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws.
Effect of Not Obtaining Required Vote for Approval
If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the state of Nevada, the Nevada Article of Incorporation and the current bylaws of SNWV-Nevada.
Amendments, Termination, Abandonment of the Plan of Conversion
The Plan of Conversion may be amended or modified by the Board prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of SNWV-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or bases of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan Conversion in a manner that adversely affects our stockholders.
The reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of SNWV-Nevada and our stockholders.
Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders
The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired SNWV-Nevada common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold SNWV-Nevada common stock and will hold SNWV-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.
For purposes of this summary, a “U.S. holder” is a beneficial owner of SNWV-Nevada common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.
We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the SNWV-Nevada common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of SNWV-Delaware’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of SNWV-Nevada’s common stock converted therefor, and (3) the holding period of the shares of SNWV-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of SNWV-Nevada’s common stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.
EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.
Dissenters’ Rights
Record holders of our Common Stock who do not vote in favor of this Proposal 3 and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 – 92A.500, inclusive, of the NRS. In determining whether to proceed with the Reincorporation, the Board may consider the exercise, if any, of dissenters’ rights pursuant to the NRS and the payments related thereto.
From and after the effective date of the corporate action, the basis of which invokes dissenters’ rights, any stockholder who has exercised their right to dissent is not entitled to vote on any action for any purpose or receive any dividends accrued and payable after such effective date.
Accounting Treatment
We expect that the Reincorporation will have no effect from an accounting perspective because there is no different entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.
Regulatory Approvals
The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consent of government authorities, including the filing of the Articles of Conversion, the Certificate of Conversion and the Delaware Certificate.

Comparison of Stockholder Rights Before and After the Reincorporation
Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions to the current Articles of Incorporation and Bylaws of SNWV-Nevada, they also include certain provisions that are different from the provisions contained in SNWV-Nevada’s current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of SNWV-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.
The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and SNWV-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws of SNWV-Nevada and the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively. A matrix that compares many of the most important differences between Nevada and Delaware laws can be found below.
Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Charter Documents
The NRS requires that, except with respect to changing a corporation’s registered agent, which requires only a filing by the corporation of a statement of change, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. The NRS also requires that (i) unless otherwise provided in the articles of incorporation, a corporation may decrease the number of issued and outstanding shares of a class or series without decreasing the number of authorized shares of such class or series if the board of directors adopts a resolution regarding such action and it is then approved by the affirmative vote of the majority of the shares of the affected class or series (or such greater proportion provided for in the articles of incorporation) and (ii) unless otherwise provided in the articles of incorporation, a corporation may change the number of shares of a class or series of its authorized stock and the par value of such shares (and thus change the number of issued and outstanding shares of such stock)

The DGCL provides that an amendment to the certificate of incorporation must be effected by a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote, provided that unless otherwise expressly required by the certificate of incorporation, no meeting or vote of stockholders shall be required to adopt an amendment to change the corporation’s name or delete certain provisions regarding (i) the corporation’s incorporator, the initial board of directors or subscribers for shares or (ii) a change to the corporation’s stock after such change has become effective. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

by a resolution adopted by the board of directors without the approval of the stockholders. However, if any proposed change to the number of authorized shares would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. The NRS also requires that no stock issued as fully paid up may ever be assessed and the articles of incorporation must not be amended regarding this provision.

Amendment of Bylaws
Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Delaware law states that the power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. Additionally, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Number of Authorized Shares
SNWV’s existing Articles of Incorporation provides that it is authorized to issue up to 350,000,000 shares of common stock, par value $0.001 per share, and up to 5,000,000 shares of preferred stock, par value $0.001 per share.

Under SNWV-Delaware’s proposed Certificate of Incorporation, it will be authorized to issue up to [   ] shares of common stock, par value $0.001 per share, and [   ] shares of such preferred stock, par value $0.001 per share.

Number of Authorized Directors
Under the NRS, a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. A corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors, provided that at least one-fourth of the total number of directors is elected annually.

Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office. The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Filling Vacancies on the Board of Directors
The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

The DGCL provides that all vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Removal of Directors
The NRS provides that any one or all of the directors of a corporation may be removed by the holders of not less than two- thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Interested Party Transactions
Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Stockholder Voting - Quorum
The NRS provides that unless the articles of incorporation or bylaws otherwise provide, a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.
Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.
Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.
Annual Meetings of Stockholders
Unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors, or the president may call annual and Annual Meetings of the stockholders and directors.
Annual Meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.
Special Meetings of Stockholders
Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders.
Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

Advance Notice Provisions	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.
Effect of Failure to Hold an Annual Meeting of Stockholders
If a corporation fails to hold an annual stockholders’ meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Adjournment of Stockholder Meetings
Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Limitation on Director Liability
Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. Under the NRS, directors who make unlawful distributions to stockholders are jointly and severally liable, at any time within 3 years after each violation, to the corporation and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of such distribution, unless such director dissented at the meeting approving such action or upon learning of such action.

duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Stockholder Inspection Rights
Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records. Neither the Delaware Bylaws nor the Delaware Certificate of Incorporation contain any provisions regarding stockholder inspection rights.

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Declaration and Payment of Dividends
Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws
Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Business Combinations
Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three-year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or Annual Meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

Selection of Forum	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.
The Delaware Certificate of Incorporation contains a provision regarding selection of forum, which provides that unless the Corporation consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Delaware Certificate of Incorporation or the Bylaws,

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in Delaware. This provision is not intended to apply to claims arising under the Securities Act and the Exchange Act. To the extent the provision could be construed to apply to such claims, there is uncertainty as to whether a court would enforce the provision in such respect, and our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in any of our securities shall be deemed to have notice of and consented to this provision. These exclusive-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees. If a court were to find either exclusive-forum provision in our amended and restated bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could harm our results of operations.

Control Shares Acquisition Statute
The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

Appraisal or Dissenters’ Rights
Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things, (i) listed on a national securities exchange; or (ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or (iii) issued by an open-end management investment company registered under the Investment Company Act of 1940, as amended, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either: (i) listed on a national securities exchange; (ii) included in the national market system by the National Association of Securities Dealers, Inc.; or (iii) held by more than 2,000 stockholders of record, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Only stockholders of record are entitled to dissenters’ rights.

Provision	NRS, Nevada Articles and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Taxes and Fees
Nevada charges corporations incorporated in Nevada an annual $500 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $75 to a maximum of $35,000.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Vote Required
Approval of the reincorporation from the state of Nevada to the state of Delaware requires the affirmative vote of a majority of the voting power of the incorporation.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3,
THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF
NEVADA TO THE STATE OF DELAWARE.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY THREE HUNDRED FIFTY MILLION SHARES TO SEVEN HUNDRED MILION SHARES OF COMMON STOCK
The Board has approved an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock to 600 million shares from 350 million shares. If approved, the amendment would delete the text of the third paragraph thereof referring to the number of shares with par value in its entirety and by adding, in lieu thereof, the following text:
“The total number of shares which the Corporation is authorized to issue is 605,000,000 shares. 600,000,000 shares shall be Common Stock, each having a par value of $0.001. 5,000,000 shares shall be Preferred Stock, each having a par value of $0.001.”
On June 26, 2020, the record date, we had 302,119,428 shares of common stock issued and outstanding and 3,006,481 shares of common stock that were authorized but unissued. On June 26, 2020, we had reserved 44,874,091 shares for future issuance, consisting of (i) 8,374,091 shares of common stock potentially issuable upon exercise of outstanding warrants and (ii) 36,500,000 shares of Common Stock potentially issuable upon exercise of outstanding stock options. Accordingly, we need to increase our authorized shares of common stock in order to effect any such exercise.
The Board believes that the availability of additional authorized shares of common stock will provide the Company with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions or other distributions. In addition, in private placement transactions, the Company has issued ninety (90) shares of Series C Convertible Preferred Shares, convertible into an aggregate of 16,071,428 shares of common stock and eight (8) shares of Series D Convertible Preferred Shares, convertible into an aggregate of 1,428,571 shares of common stock. Beyond conversion of the Series C Convertible Preferred Shares and Series D Convertible Preferred Shares, the Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and, other than these conversions, the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the proposed amendment to the Articles of Incorporation.
The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of stockholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.
The proposed increase in the number of authorized shares of the Company's common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company's common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Articles of Incorporation may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company's common stock.
Once the proposed amendment is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock, which will remain $0.001 par value per share. If the proposed amendment is adopted, it will become effective upon filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock by 250 million to 600 million shares of common stock.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4, THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK BY 250 MILLION TO 600 MILLION.

PROPOSAL 5
AUTHORIZING THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT
Our Board has adopted resolutions to authorize the Board, in its sole discretion, to (1) amend the Company’s Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”) and (2) directing such proposal to be submitted to the holders of our voting capital for their approval. The amendment to our Articles of Incorporation would be accomplished by adding to the end of the third paragraph thereof referring to the number of shares with par value the following text:
“Effective as of 12:01 a.m. Eastern time, on the date immediately following the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Nevada, each [  ] ([ ]) shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock (the “Reverse Stock Split”); provided, however, that the Corporation shall issue no fractional shares as a result of the Reverse Stock Split but shall instead round up to the next whole number.”
If approved by the holders of our voting capital, the Reverse Stock Split proposal would permit, but not require, our Board to effect a reverse stock split of our issued and outstanding common stock at any time prior to August 22, 2020 by a ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:
•	the initial listing requirements of various stock exchanges;
•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•	prevailing general market and economic conditions.
Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
Depending on the ratio for the Reverse Stock Split determined by our Board, no less than 10 and no more than 50 shares of existing common stock, as determined by our Board, will be combined into one share of common stock. Any fractional shares will be rounded up to the next whole number. The amendment to our Articles of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split
Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our common stock which may enhance liquidity and to make our common stock more attractive to a broader range of investors. Other than the conversion of Series C Convertible Preferred Shares and Series D Convertible Preferred Shares into common stock, as described in Proposal 4, the Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split, if implemented, will make our voting common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our voting common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of voting common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board, the Reverse Stock Split will make our voting common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our voting common stock.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on August 22, 2020, our Board will abandon the Reverse Stock Split.
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock
Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten (10) and a maximum of fifty (50) shares of existing common stock will be combined into one new share of common stock. The table below shows, based on the 302,119,428 shares of common stock outstanding as of the Record Date, the number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):
Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-10	30,211,943
1-for-15	20,141,295
1-for-20	15,105,971
1-for-25	12,084,777
1-for-30	10,070,648
1-for-35	8,631,984
1-for-40	7,552,986
1-for-45	6,713,765
1-for-50	6,042,389

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.
The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The implementation of the Reverse Stock Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional Common Stock could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional Common Stock to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Articles of Incorporation, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.
Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.
The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Stock Split without the additional approval of its stockholders.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be listed on the OTCQB under the symbol “SNWV,” subject to any decision of our Board to list our securities on another stock exchange.
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)
Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent's books and records but do not hold stock certificates)
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).
THE COMPANY MAY ISSUE THE ADDITIONAL SHARES OF AUTHORIZED COMMON STOCK THAT WILL BECOME AVAILABLE AS A RESULT OF THE REVERSE STOCK SPLIT WITHOUT THE ADDITIONAL APPROVAL OF ITS STOCKHOLDERS.
Fractional Shares
We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities
Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters
The proposed amendment to the Company's Articles of Incorporation will not affect the par value of our common stock, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
Not a Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.
No Appraisal Rights
Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Certain Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock:
Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders
The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the Reverse Stock Split.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5,
THE APPROVAL OF A REVERSE SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK.

PROPOSAL 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), entitles our stockholders to vote, on an advisory, non-binding basis, on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Please refer to the discussion under “Executive Compensation” for a description of the compensation of our named executive officers.
We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which include the compensation disclosed under “Executive Compensation” in the compensation tables and the related narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement.
Accordingly, we are asking for stockholder approval of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.
This vote is advisory in nature and therefore not binding on us, our compensation committee or our Board. Our Board and our compensation committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider the stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
Approval, on an advisory basis, of the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting, requires the affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6, THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 7 ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY
We are also asking our stockholders to indicate their preference regarding how frequently we should solicit a non-binding stockholder advisory vote on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every one (1) year, every two (2) years or every three (3) years. Alternatively, stockholders may abstain from casting a vote. We are presenting this Proposal 7 pursuant to the Dodd-Frank Act.
The Board believes that a triennial vote is most appropriate because a three-year period would provide stockholders the appropriate time frame to evaluate the effectiveness of our pay philosophy and compensation design. Additionally, a longer period of time between votes would provide the opportunity for more meaningful dialogue between stockholders and the Board regarding our executive compensation practices. Our Board and our compensation committee value the opinions of our stockholders in this matter. However, because this is an advisory vote and therefore not binding on our Board or our Company, the Board may in the future decide to conduct advisory votes on the compensation of our named executive officers on a more frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our executive compensation program. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.
Vote Required
The alternative among one year, two years or three years that receives the highest number of votes from the holders of shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “THREE YEARS” FOR PROPOSAL 7,
THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than as described below, since January 1, 2018, there have been no transactions with related persons required to be disclosed in this report.
On February 13, 2018, the Company entered into an Agreement for Purchase and Sale, Limited Exclusive Distribution and Royalties, and Servicing and Repairs with Premier Shockwave Wound Care, Inc., a Georgia Corporation (“PSWC”), and Premier Shockwave, Inc., a Georgia Corporation (“PS”). Each of PS and PSWC is owned by A. Michael Stolarski, a member of the Company’s board of directors and an existing stockholder of the Company. The agreement provides for the purchase by PSWC and PS of dermaPACE System and related equipment sold by the Company and includes a minimum purchase of 100 units over 3 years. The agreement grants PSWC and PS limited but exclusive distribution rights to provide dermaPACE Systems to certain governmental healthcare facilities in exchange for the payment of certain royalties to the Company. Under the agreement, the Company is responsible for the servicing and repairs of such dermaPACE Systems and equipment. The agreement also contains provisions whereby in the event of a change of control of the Company (as defined in the agreement), the stockholders of PSWC have the right and option to cause the Company to purchase all of the stock of PSWC, and whereby the Company has the right and option to purchase all issued and outstanding shares of PSWC, in each case based upon certain defined purchase price provisions and other terms. The agreement also contains certain transfer restrictions on the stock of PSWC.
On December 29, 2017, the Company entered into a line of credit agreement with A. Michael Stolarski, a member of the Company’s board of directors and an existing stockholder of the Company. On November 12, 2018, the Company entered into an amendment to the line of credit agreement. The line of credit was increased to $1,000,000 with an annualized interest rate of 6%. The line of credit may be called for payment upon demand of the holder. The outstanding balance as of December 31, 2019 with accrued interest was $214,074.41.
On March 27, 2017, the Company began offering subscriptions for 10% convertible promissory notes to selected accredited investors. A. Michael Stolarski, a member of the Company’s board of directors and an existing stockholder of the Company, was a purchaser in the 10% Convertible Promissory Notes in the amount of $330,000. A. Michael Stolarski and Kevin A. Richardson II, both members of the Company’s board of directors and existing stockholders of the Company, had subscribed $130,000 and $140,000, respectively, to the Company as advances from related parties to be used to purchase 10% Convertible Promissory Notes. The 10% Convertible Promissory Notes associated with these subscriptions were issued in January 2018.

ADDITIONAL INFORMATION
Stockholder Proposals for the 2021 Annual Meeting
Requirements for Stockholder Proposals to Be Considered for Inclusion in Our Proxy Materials. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 4, 2021 to the Company’s Secretary at 3360 Martin Farm Road, Suite 100, Suwanee, Georgia 30024 and comply with the requirements in the Company’s Bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, provided, however, that if our 2021 annual meeting of stockholders is held before June 23, 2021 or after August 22, 2021, then the deadline is a reasonable amount of time prior to the date we begin to print and distribute our proxy statement for the 2021 annual meeting of stockholders.
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. If you wish to submit a proposal that is not to be included in next year’s proxy materials, you must do so not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholdsers, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. You are also advised to review our Bylaws, which contain additional requirements regarding submission of stockholder proposals.
Householding of Proxy Materials
The SEC adopted rules that permit us to send a single annual report and proxy statements to any household at which two or more stockholders reside unless we have received contrary instructions from one of the stockholders. Each stockholder will continue to receive a separate proxy card. Upon written or oral request to our Corporate Secretary, at 3360 Martin Farm Road, Suite 100, Suwanee, Georgia 30024 or by phone at (770) 419-7525, we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Any stockholders who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact the Corporate Secretary regarding such request at the address and phone number listed above.
A number of brokerage firms have already instituted householding. If your household has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.
Other Matters
We currently know of no other matters to be voted on at the 2020 Annual Meeting. If any other matters properly come before the meeting, the persons named in the form of proxy intend to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by execution of the proxy.
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2019 is available without charge upon written request to: Corporate Secretary, SANUWAVE Health, Inc., 3360 Martin Farm Road, Suite 100, Suwanee, Georgia 30024.

APPENDIX A
PLAN OF CONVERSION
of
SANUWAVE Health, Inc., a Nevada corporation
into
SANUWAVE Health, Inc., a Delaware corporation
THIS PLAN OF CONVERSION, dated as of [ ], 2020 (including all of the Exhibits attached hereto, this ‘‘Plan”), is hereby adopted by SANUWAVE Health, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of SANUWAVE Health, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).
RECITALS
WHEREAS, SANUWAVE Health, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);
WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;
WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;
WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and
WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.
NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:
PLAN OF CONVERSION
1. Conversion; Effect of Conversion.
(a) Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.
(b) Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.
(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.
(d) Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “SANUWAVE Health, Inc.”
(e) The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.
2. Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:
(a) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;
(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and
(c) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.
3. Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).
4. Effect of Conversion on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).
5. Effect of Conversion on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.
6. Effect of Conversion on Shares of Restricted Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.
7. Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred

Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.
8. Effect of Conversion on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.
9. Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.
10. Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.
11. Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.
12. Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of SANUWAVE Health, Inc., substantially in the form of EXHIBIT D hereto.
13. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of EXHIBIT E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.
14. Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.
15. Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.
16. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

17. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.
IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.
SANUWAVE Health, INC.,
a Nevada corporation

By:
Name: Kevin A. Richardson II
Title: Chief Executive Officer

APPENDIX B
Articles of Conversion

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

140304

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

USE BLACK INK ONLY- DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

SANUWAVE Health, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

SANUWAVE Health, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ The entire plan of conversion is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐ The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

B-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

[redacted]

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: Kevin A. Richardson II

c/o: 3360 Martin Farm Road
Suite 100
Suwanee, Georgia 30024

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: Time:

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

SANUWAVE Health, Inc.

Name of *constituent* entity

X

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

B-2

APPENDIX C
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
1.	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.
2.	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.
3.	The date the Non-Delaware Corporation first formed is May 6, 2004.
4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is SANUWAVE Health, Inc.
5.	The name of the Corporation as set forth in the Certificate of Incorporation is SANUWAVE Health, Inc.
IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on , 2020.
SANUWAVE Health, Inc.,
a Nevada corporation

By:
Name:	Kevin A. Richardson II
Title:	Chief Executive Officer
C-1

APPENDIX D
CERTIFICATE OF INCORPORATION
OF
SANUWAVE HEALTH, INC.
ARTICLE I
NAME OF THE CORPORATION
The name of the corporation is SANUWAVE Health, Inc. (the “Corporation”).
ARTICLE II
REGISTERED AGENT
The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
ARTICLE III
BUSINESS PURPOSE
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
Section 4.01 Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is [ ], of which [ ] shares shall be shares of common stock having a par value of $0.001 per share (“Common Stock”) and [ ] shares shall be shares of preferred stock having a par value of $0.001 per share (“Preferred Stock”).
Section 4.02 Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board of Directors”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by him. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.
Section 4.03 Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:
(a)	the designation of the series;
(b)	the number of shares of the series;
(c)
the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d)	whether the series will have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(e)
whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f)
whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g)	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;
(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i)	the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and
(j)	any other relative rights, preferences, and limitations of that series.
ARTICLE V
BOARD OF DIRECTORS
Section 5.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 5.02 Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be filed as set out in the by-laws of the Corporation (the “By-Laws”).
Section 5.03 Written Ballot. Unless and except to the extent that the By-Laws shall so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION
Section 6.01 Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
Section 6.02 Indemnification. The corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
ARTICLE VII
BY-LAWS
Section 7.01 Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the By-Laws without any action on the part of the stockholders.

Section 7.02 Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the By-Laws; provided that, in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, such adoption, amendment, alteration, or repeal shall be approved by the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE VIII
AMENDMENTS
The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation; provided however, that notwithstanding any other provision of this Certificate of Incorporation or applicable law that might permit a lesser vote or no vote and in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provisions inconsistent with this Article VIII.
ARTICLE IX
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein
ARTICLE X
The name and mailing address of the incorporator of the Corporation are as follows:
Kevin A. Richardson II
Chief Executive Officer
SANUWAVE Health, Inc.
3360 Martin Farm Road, Ste 100
Suwanee, GA 30024
* * * *
I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this    day of     , 2020.

Kevin A. Richardson II, Incorporator

APPENDIX E
BYLAWS

OF

SANUWAVE HEALTH, INC.
ARTICLE I: OFFICES
SECTION 1.01. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be set forth in the Certificate of Incorporation of the Corporation.
SECTION 1.02. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate, or as the business of the Corporation may require from time to time.
ARTICLE II: MEETINGS OF STOCKHOLDERS
SECTION 2.01. PLACE OF MEETINGS.
(a)  Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these Bylaws or, if not so designated, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.01.
(b) If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:
(1)	Participate in a meeting of stockholders; and
(2)
Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

(c) For purposes of these Bylaws, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).
SECTION 2.02. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time as the Board of Directors shall determine. At such meetings, directors shall be elected and any other business as may lawfully come before it.
SECTION 2.03. SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors at any time. Only such business shall be brought before a special meeting of stockholders as shall have been specified in the notice of such meeting.
SECTION 2.04. NOTICE OF MEETINGS.
(a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the Corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting. If the Board of Directors fixes a date for determining the stockholders entitled to notice of a meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
(b) If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement to that effect and shall be accompanied by a copy of that statutory section.
(c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting.
(d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.
(e) Without limiting the manner by which notice otherwise may be given effectively to stockholders (including, without limitation, electronic notices permitted by sections 204(g) and 242(b)(1) of the Delaware General Corporation Law) any notice to stockholders given by the Corporation under any provision of Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
SECTION 2.05. QUORUM; VOTING.
(a) At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
(b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation. For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.
SECTION 2.06. VOTING RIGHTS.
(a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.
(b) Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the Corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.
(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:
(1)
A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)
A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which it can be determined that the transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

If it is determined that such transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
SECTION 2.07. VOTING PROCEDURES AND INSPECTORS OF ELECTION.
(a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.
(b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
(c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery shall determine otherwise upon application by a stockholder.
(d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
SECTION 2.08. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (or, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote on the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

SECTION 2.09. BUSINESS CONDUCTED AT MEETINGS OF STOCKHOLDERS; STOCKHOLDER PROPOSALS. To be properly brought before any meeting of stockholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting by a stockholder. The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at an annual meeting of stockholders.
In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, whether or not the stockholder is seeking to have a proposal included in the Corporation’s proxy statement or information statement under Rule 14a-8 under the Exchange Act, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials (or, in the absence of proxy materials, its notice of meeting) for the previous year’s annual meeting of stockholders; provided, however, if the Corporation did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then to be timely, notice by the stockholder must be delivered to the Secretary at the Corporation’s principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. If the stockholder is not seeking inclusion of the proposal in the Corporation’s proxy statement or information statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at the principal executive offices of the Corporation not less than 75 days prior to the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; (iv) any material or financial interest of the stockholder in such business; (v) as to the stockholder giving the notice and any Stockholder Associated Person (as defined below) or any member of such stockholder’s immediate family sharing the same household, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder, such Stockholder Associated Person or family member with respect to any share of stock of the Corporation (each, a “Relevant Hedge Transaction”); and (vi) as to the stockholder giving the notice and any Stockholder Associated Person or any member of such stockholder’s immediate family sharing the same household, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder, Stockholder Associated Person or family member has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (a “Derivative Instrument”), (b) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder, Stockholder Associated Person or family member that are separated or separable from the underlying shares of the Corporation, (c) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, Stockholder Associated Person or family member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder, Stockholder Associated Person or family member is entitled to based on any increase or decrease in the value of shares of the

Corporation or Derivative Instruments, if any, as of the date of such notice (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).
For purposes of this Section 2.09, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.
Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in Section 2.1 and this Section 2.09, provided, however, that nothing in this Section 2.09 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure. The Chairman of the Board of Directors or other presiding officer shall, if the facts warrant, determine and declare at any meeting of the stockholders that business was not properly brought before the meeting in accordance with the provisions at this Section 2.09, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
SECTION 2.10. ORGANIZATION OF MEETINGS. The Chairman of the Board shall preside at each meeting of stockholders. In the absence of the Chairman of the Board, the meeting shall be chaired by an officer of the Corporation in accordance with the following order: Chief Executive Officer, President, and Vice President. In the absence of all such officers, the meeting shall be chaired by a person chosen by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat, shall act as chairman. The Secretary or in his or her absence an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep a record of the proceedings thereof. The Board of Directors of the Corporation shall be entitled to make such rules and regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.
Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on the participation in such meeting to stockholders of record of the Corporation and their duly authorized proxies, and such other persons as the chairman of the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comment by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot, unless, and to the extent, determined by the Board of Directors, or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.
SECTION 2.11. ACTION WITHOUT A MEETING.
(a) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this section. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(b) An electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder, and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic transmission may be otherwise delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded if to the extent and in the manner provided by resolution of the Board of Directors of the Corporation.
(c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
ARTICLE III: DIRECTORS
SECTION 3.01. POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.
SECTION 3.02. NUMBER AND TERM OF OFFICE. The number of directors of the Corporation shall not be less than one (1) nor more than nine (9) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.02 duly adopted by the vote or written consent of holders of a majority of the outstanding shares or by the Board of Directors. The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.02, by a bylaw or amendment thereof duly adopted by the Board of Directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. In no case will a decrease in the number of directors shorten the term of any incumbent director.
SECTION 3.03. ELECTION OF DIRECTORS. At each meeting of the stockholders for the election of directors, the directors to be elected at such meeting shall be elected by a plurality of votes given at such election.
SECTION 3.04. DIRECTORS ELECTED BY SPECIAL CLASS OR SERIES. To the extent that any holders of any class or series of stock other than common stock issued by the Corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of director shall be in addition to the classes otherwise provided for in the Certificate of Incorporation. Any directors so elected shall be subject to removal in such manner as may be provided by law or by the Certificate of Incorporation.
SECTION 3.05. VACANCIES. A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.06 below) to elect the number of directors then constituting the whole Board of Directors. Any vacancy occurring in the Board of Directors by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his successor shall have been duly elected and qualified. The provisions of this Section 3.05 shall not apply to directors governed by Section 3.04.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of director's term of office. No director shall be removed from office except for cause.
SECTION 3.06. RESIGNATIONS AND REMOVALS.
(a) Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.
(b) At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of the remaining directors.
SECTION 3.07. PLACE OF MEETING. Meetings of the Board of Directors shall be held at any place so designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, meetings shall be held at the principal office of the Corporation.
SECTION 3.08. ANNUAL MEETING. Immediately following each annual meeting of stockholders, or any adjournment thereof, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.
SECTION 3.09. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or, if the Chief Executive Officer and the President are absent or unable or refuse to act, by any Vice President or by any three directors.
Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by any form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.
SECTION 3.10. QUORUM; VOTING.
(a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.02 of Article III of these Bylaws, but not less than one; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.
(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.
(c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
(d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
SECTION 3.11. ADJOURNMENT. A quorum of the directors may adjourn any directors’ meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular or special meeting of the board.
SECTION 3.12. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.
SECTION 3.13. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
ARTICLE IV: COMMITTEES
SECTION 4.01. EXECUTIVE COMMITTEE. The Board of Directors may appoint from among its members an executive committee of not less than two members, one of whom shall be the Chief Executive, Officer or President, and shall designate one of such members as chairman. The Board of Directors may also designate one or more of its members as alternates to serve as a member or members of the executive committee in the absence of a regular member or members. The Board of Directors reserves to itself alone the power to amend the Bylaws, declare dividends, issue stock, recommend to stockholders any action requiring their approval, change the membership of any committee at any time, fill vacancies therein, and discharge any committee either with or without cause at any time. Subject to the foregoing limitations, the executive committee shall possess and exercise all other powers of the Board of Directors during the intervals between meetings.
SECTION 4.02. OTHER COMMITTEES. The Board of Directors may also appoint from among its own members such other committees as the board may determine, which shall in each case consist of not less than two directors, and which shall have such powers and duties as shall from time to time be prescribed by the board; provided, however, that in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws. The Chief Executive Officer shall be a member ex officio of each committee appointed by the Board of Directors.
SECTION 4.03. TERM. The terms of members of all committees of the Board of Directors shall expire on the date of the next annual meeting of the Board of Directors following their appointment; provided that they shall continue in office until their successors are appointed. Subject to the provisions of Section 4.01 or Section 4.02, the Board of Directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
SECTION 4.04. MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to Article shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal executive office of the Corporation or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.
ARTICLE V: OFFICERS
SECTION 5.01. OFFICERS. The officers of the Corporation shall be a President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Executive Vice Presidents, one or more Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be required. Any person may hold any or all offices unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.
SECTION 5.02. TENURE. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.
SECTION 5.03. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to the chairperson by the Board of Directors or prescribed by the Bylaws.
SECTION 5.04. PRESIDENT. Unless otherwise determined by the Board of Directors by the election or appointment to the office of Chief Executive Officer of someone other than the person then holding the office of President, the office of President shall include the office of Chief Executive Officer. The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at meetings of Directors. He may sign, execute and deliver in the name of the Corporation, powers or attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.
SECTION 5.05. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive and administrative officer of the Corporation In the absence of the President he shall perform all the duties of the President. He shall exercise such duties as customarily pertain to the office of Chief Executive Office and shall have general and active supervision over the property, business and affairs of the Corporation and over its several officers, including the President if the office of President is held by someone other than the Chief Executive Officer. He may appoint officers, agents or employees other than those appointed by the Board of Directors. He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.
SECTION 5.06. CHIEF OPERATING OFFICER. The Chief Operating Officer shall be the chief operating officer of the Corporation and, subject to the directions of the Board of Directors and the Chief Executive Officer, shall have general charge of the business operations of the Corporation and general supervision over its employees and agents. In the absence of the Chief Executive Officer, he shall perform all the duties of the Chief Executive Officer. Subject to the approval of the Board of Directors and the Chief Executive Officer, he shall employ all employees of the Corporation or delegate such employment to subordinate officers and shall have authority to discharge any person so employed. He shall perform such other duties as the Board of Directors or the Chief Executive Officer shall require. He shall report to the Chief Executive Officer and the Board of Directors from time to time as the Board of Directors or the Chief Executive Officer may direct. He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.
SECTION 5.07. EXECUTIVE VICE PRESIDENT. Unless otherwise determined by the Board of Directors by the election to the office of Chief Operating Officer of someone other than the person then holding the office of Executive Vice President, the office of Executive Vice President shall include the office of Chief Operating Officer. The Executive Vice President shall possess the power and may perform the duties of the President in his absence or disability. He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.
SECTION 5.08. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be responsible to the Board of Directors and the Chief Executive Officer for all the financial affairs of the Corporation, for supervision of all persons, including the Treasurer, engaged in financial activities on behalf of the Corporation, and for financial supervision and control, and internal audit, of the Corporation and any subsidiaries of the Corporation. He may sign, with such other officer(s) as the Board of Directors may designate for the purpose, all bills of exchange or promissory notes of the Corporation. He shall perform such other duties as may be assigned to him by the Board of Directors or the Chief Executive Officer.
SECTION 5.09. VICE PRESIDENTS. The Vice Presidents of the Corporation shall have such powers and perform such duties as may be assigned to them from time to time by the Board of Directors or the Chief Executive Officer. Vice President may be assigned various ranks, such as Senior Vice President, Vice President, Assistant Vice President, and the like. In the absence or disability of the President and the Executive Vice President, the Vice President designated by the Board of Directors shall perform the duties and exercise the powers of the President. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties.
SECTION 5.10. SECRETARY. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors and to the extent ordered by the Board of Directors, the Chief Executive Officer or the President, the minutes of meetings of all committees. He shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board. He shall have custody of the corporate seal and general charge of the records, documents, and papers of the Corporation not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director. He may sign or execute contracts with the President, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President or a Vice President thereunto authorized in the name of the company and affix the seal of the Corporation thereto. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws. He shall be sworn to the faithful discharge of his duties. Assistant Secretaries shall assist the Secretary and keep and record such minutes of meetings as shall be directed by the Board of Directors,
SECTION 5.11. TREASURER. Unless otherwise determined by the Board of Directors by the election or appointment to the office of Chief Financial Officer of someone other than the person then holding the office of Treasurer, the office of Treasurer shall include the office of Chief Financial Officer. He shall report to the Chief Financial Officer and, in the absence of the Chief Financial Officer, he shall perform all the duties of the Chief Financial Officer. The Treasurer shall have general custody of the collection and disbursement of funds of the Corporation. He shall endorse on behalf of the Corporation for collection all checks, notes, and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the Board of Directors may designate. He may sign, with such other officer(s) as the Board of Directors may designate for the purpose, all bills of exchange or promissory notes of the Corporation. He shall enter or cause to be entered regularly in the books of the Corporation full and accurate accounts of all monies received and paid by him on account of the Corporation; shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during normal business hours and whenever required by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer shall render a statement of his accounts. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.

ARTICLE VI: EXECUTION OF CORPORATE INSTRUMENTS,
AND VOTING OF SECURITIES OWNED BY THE CORPORATION
SECTION 6.01. Execution of Corporate Instruments.
(a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation.
(b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the Corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.
(c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.
(d) Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.
SECTION 6.02. Voting of Securities Owned by Corporation. All stock and other securities of other Corporations owned or held by the Corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.
ARTICLE VII: STOCK
SECTION 7.01. FORM AND EXECUTION OF CERTIFICATES. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by any two duly empowered officers designated from time to time by the Board of Directors, or, in the absence of such designation, by the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 7.02. TRANSFER OF SHARES. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, who shall furnish proper evidence of authority to transfer, and in the case of stock represented by a certificate, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.
SECTION 7.03. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Board of Directors may direct a new certificate or certificates (or uncertificated shares in lieu of a new certificate) to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the Corporation in such manner as it shall require and/or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.
SECTION 7.04. FIXING RECORD DATES.
(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 7.05. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VIII: OTHER SECURITIES OF THE CORPORATION
All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the Corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.
ARTICLE IX: INDEMNIFICATION OF DIRECTORS AND OFFICERS
SECTION 9.01. RIGHT TO INDEMNIFICATION. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”).
SECTION 9.02. AUTHORITY TO ADVANCE EXPENSES. Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the Corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the Corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

SECTION 9.03. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 9.01 or 9.02 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.
SECTION 9.04. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.
SECTION 9.05. INSURANCE. The Corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the Corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.
SECTION 9.06. SETTLEMENT OF CLAIMS. The Corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the Corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.
SECTION 9.07. EFFECT OF AMENDMENT. Any amendment, repeal, or modification of this Article that adversely affects any rights provided in this Article to an Agent shall only be effective upon the prior written consent of such Agent.
SECTION 9.08. SAVING CLAUSE. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent to the fullest extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.
ARTICLE X: NOTICES
Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.04(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the Corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the principal executive office of the Corporation. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
ARTICLE XI: AMENDMENTS
Except as otherwise provided in Section 9.07 above, these Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 above, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. Except as otherwise provided in Section 9.07 above, the Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

SANUWAVE HEALTH, INC.
3360 MARTIN FARM RD.
SUITE 100
SUWANEE, GA 30024

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 22, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNWV2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 22, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D19431-P42269 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SANUWAVE HEALTH, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

	For	Withhold
1a. Kevin A. Richardson II	☐	☐
1b. John F. Nemelka	☐	☐
1c. Alan L. Rubino	☐	☐
1d. A. Michael Stolarski	☐	☐
1e. Maj-Britt Kaltoft	☐	☐
1f. Thomas Price	☐	☐

	For	Against	Abstain
2. To ratify the appointment of Marcum LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.	☐	☐	☐
3. To approve the reincorporation of the Company from the state of Nevada to the state of Delaware.	☐	☐	☐
4. To approve an amendment of the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock by 250 million shares to 600 million shares.	☐	☐	☐
5. To approve an amendment of the Company's Articles of Incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio ranging from 1-for-10 shares and 1-for-50 shares, with the exact ratio to be determined by the board of directors and set forth in a public announcement.	☐	☐	☐
6. To hold a non-binding, advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote THREE YEARS on the following proposal:

NOTE: The Board of Directors knows of no other matters that will be presented for consideration at the 2020 Annual Meeting. If any other matters are properly brought before the 2020 Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D19432-P42269

SANUWAVE HEALTH, INC.
Annual Meeting of Stockholders
July 23, 2020 1:00 PM (EDT)
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Kevin A. Richardson II and Lisa Sundstorm, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SANUWAVE HEALTH, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on July 23, 2020, at www.virtualshareholdermeeting.com/SNWV2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations to vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 3, 4, 5 and 6 and THREE YEARS on Proposal 7.

Continued and to be signed on reverse side